                                             UAM Funds
                                             Funds for the Informed Investor(SM)



MJI International Equity Portfolio
Annual Report                                                     April 30, 1999




                                               [LOGO OF UAM FUNDS APPEARS HERE]

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              APRIL 30, 1999
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  11
Statement of Operations.....................................................  12
Statement of Changes in Net Assets..........................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  16
Report of Independent Accountants...........................................  23

--------------------------------------------------------------------------------

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

Dear Shareholder:

Performance
For the year ended on April 30, 1999, the MJI International Equity Portfolio Institutional Class Shares returned 7.2% and the Institutional Service Class Shares returned 6.9% vs. 9.8% for the Morgan Stanley Capital International EAFE Index ("EAFE Index").

Review of Markets
The year to April 30th was a volatile one for all markets, which reached a trough in September and climbed steadily back in the remaining months. For the first six months, the contagion from the Emerging Markets and the Far East spread to Russia, which collapsed in September and then ultimately to South Africa and Latin America. The weakness in markets only turned around in late September when the Federal Reserve Board (the Fed) made its first cut to in-terest rates. Dollar sensitive markets in the Far East and Europe began a steady rebound from this point. However, investors, nervous of countries run-ning large fiscal or trade deficits, turned their attention to Latin America and Brazil, which at the time had a budget deficit of over 9%. They began to withdraw their capital, increasing pressure on the currency and forcing the government to raise interest rates to crippling levels. In January 1999, the Brazilian government decided to free the Real and let it float in the market. Although the currency quickly collapsed by some 60%, this decision marked the turning point for the Brazilian equity market, which began its recovery in lo-cal terms. It was not until March that it turned in U.S. dollar terms but then the change was dramatic, switching from a deficit of some 26% in the period from the beginning of 1999 to a surplus of 17% in dollars by the end of April. As confidence returned and interest rates came down in Brazil the recovery continued and was reflected in Mexico and, to some extent, also in Chile. The markets of South East Asia made a steady recovery from September onwards when interest rates began to come down and continue to rise through the end of the period. In spite of the higher interest rates and the introduction of a series of tax raising measures, they could not turn the tide.

Japan made steady progress through the second half of the year. Sentiment im-proved with yet further packages of financial support for the banking system, lower taxes and new spending plans. But more importantly, 1998 marked a change in the boardrooms of Japanese companies, with increasing numbers of corpora-tions announcing plans to

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

restructure their operations in an attempt to return to profitability. In the last quarter of 1998, the market made modest progress in local terms but the Yen rebounded strongly as assets were repatriated to Japan, making the Japa-nese market one of the strongest in dollar-terms for the period. The progress continued into 1999, as foreigners increased their exposure to Japanese stocks in the belief the economy and the market was about to turn the corner. Over the period, Japan was one of the best performing markets with a return of 21.0% for the MSCI EAFE Index.

In the turmoil of 1998, Europe remained a haven of safety. Initially, it was believed that European corporations had little exposure to Asia or the Emerg-ing Markets, with the exception of a series of companies, which were exposed to Eastern Europe and Russia. At the same time, Europe was being driven by a separate series of themes; the most important of which was the move towards the single currency, the Euro. Interest rates in the eleven participating countries came down in the convergence process to the core rate of 3%. Also, with reporting moving towards the common currency, the real state of corporate balance sheets became more transparent across the markets of the Euroland re-gion. This led to an increase in the level of merger activity during the peri-od. The combination of these factors led to strong returns from Europe, which was one of the best performing market areas in 1998. By contrast, in 1999, Eu-rope took a back seat as investors began to switch out of the region and into Japan. At a time when the European economies were seeing lower growth, this switch in assets away from the region caused the Euro to weaken. These fac-tors, combined with the squabbling within the European Commission, made the region an easy sell for investors. As a result, in the final quarter of 1998, Europe was the major underperforming sector of the international markets. For-eigners were heavy buyers of Japan through the first months of 1999. Many were underweight and did not want to be left behind if the market had indeed turned. Although the outlook for the Japanese economy is still poor, there is a feeling that after many years of decline, the economy was close to turning the corner and the markets were eager to anticipate this development.

Investment Strategy
Early in 1998, we became cautious about the markets of the Far East, which had been overweight in the Portfolio and reduced exposure to a market weight. As the situation continued to deteriorate, we sold out completely of investments in Malaysia, Singapore, Australia and New Zealand. The assets were switched from these markets to the European markets, which we perceived to be more in-sulated from the turmoil in the Emerging Markets. We added to Belgium, France and to the Netherlands through this period. We made no specific moves in the light of the collapse of Russia and the sudden correction to all the markets, which took place

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UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

in September. But we felt that this was nearing the point where concerted ac-tion would need to be taken on a global scale to prevent a major financial collapse. This fact together with evidence that some stability was returning to the currencies and current accounts of markets in the Far East, plus the fact that these markets were now very cheap, convinced us to take the decision in late September to reinvest in Hong Kong, Australia, New Zealand and Singa-pore. Indeed, interest rates were cut in late September and again on two fur-ther occasions before the end of the year. To finance the investments in Asia we sold assets in Europe. This also proved to be the correct decision since the European markets underperformed the Asian markets from the point where in-terest rates had turned. The other change to strategy implemented during the second half of the year was to build up the portfolio's assets in Japan. Again this proved to be timely for the reasons noted above, the strength in the cur-rency in the period to December and a strong market in the quarter to March 1999.

Outlook for 1999
  The key features for the remainder of 1999 will be the rate of growth in the United States and, as a consequence, the Fed's policy on interest rates; whether growth in Europe begins to pick up; and whether Japan can indeed re-turn to a growth path. At their recent meeting, the Fed governors left inter-est rates unchanged, satisfied that growth so far in 1999 was not proceeding at the same pace as growth in late 1998. Forecasts early in the year expected growth in the United States to moderate through this year but recently it has become apparent that forecasts are being revised up. There is, however, still no evidence of inflation so we believe that if the Fed decides to tighten rates it will make only a small adjustment. This will be important for Europe where slower growth has already led to lower rates. With the combination of progress from the government and restructuring from corporations in Japan, we believe the economy can improve and that a pick up in corporate profits will result, even though domestic sales to unwind cross-holdings will continue. Fi-nally, with stability in the United States and a continuation of low interest rates, we believe that the outlook for the Emerging Markets will continue to improve through the coming months.

Murray Johnstone International Ltd.

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UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. A Port-
  folio's performance assumes the reinvestment of all dividends and distribu-
                                    tions.
   There are no assurances that a Portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 A Portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by indi-
                               vidual investors.

                      Definition of the Comparative Index

Morgan Stanley Capital International EAFE Index is an arithmetic, market val-ue-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

 The comparative index assumes reinvestment of dividends and, unlike a Portfo-lio's returns, does not reflect any fees or expenses. If such fees were re-flected in the comparative index's returns, the performance would have been lower.
      Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]
Growth of a $10,000 Investment+
-----------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED APRIL 30, 1999
-----------------------------------------------------------------------------
Institutional Class Shares             Institutional Service Class Shares+
-----------------------------------------------------------------------------
1 YEAR          SINCE 9/16/94*           1 YEAR         SINCE 12/31/96
-----------------------------------------------------------------------------
 7.17%              7.45%                 6.90%              11.86%
-----------------------------------------------------------------------------

                   MJI International             Morgan Stanley Capital
                   Equity Portfolio              International EAFE Index
                   ----------------              ------------------------
9/16/94*              $10,000                            $10,000
1995
1996
1997
1998
1999                  $13,942                            $15,082

 * Beginning of operations. Index comparisons begin on 9/30/94.
** If the Adviser and/or Portfolio service providers had not limited certain expenses, the Portfolio's total return would have been lower.
 + The graph presents the performance of the Institutional Class shares. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees (including 12b-1 fees) assessed to that class.

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The comparative index assumes reinvestment of dividends and, unlike the Portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's return, the performance would have been lower.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              APRIL 30, 1999
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 92.1%

                                                           Shares     Value+
                                                          -------- ------------

AUSTRALIA - 2.3%
 National Australia Bank Ltd.............................   37,000 $    720,396
                                                                   ------------

FRANCE - 7.2%
 Axa.....................................................    2,072      267,377
 Banque Nationale de Paris...............................    3,590      297,407
 Cap Gemini S.A. ........................................    4,710      719,703
 Suez Lyonnaise des Eaux.................................    1,034      175,796
 Vivendi.................................................    3,380      789,168
                                                                   ------------
                                                                      2,249,451
                                                                   ------------

GERMANY - 4.7%
 Allianz AG..............................................    1,421      452,423
 Mannesmann AG...........................................    7,718    1,015,516
                                                                   ------------
                                                                      1,467,939
                                                                   ------------

HONG KONG - 1.9%
 Cheung Kong Holdings, Ltd. .............................   65,000      591,252
                                                                   ------------

IRELAND - 2.0%
 Allied Irish Banks plc..................................   20,046      322,823
 Bank of Ireland plc.....................................   15,765      315,260
                                                                   ------------
                                                                        638,083
                                                                   ------------

ITALY - 5.5%
 Telecom Italia Mobile S.p.A. ...........................  156,886      934,388
 Telecom Italia S.p.A. ..................................   73,650      783,188
                                                                   ------------
                                                                      1,717,576
                                                                   ------------

JAPAN - 23.4%
 Bridgestone Corp. ......................................   21,000      563,333
 Fuji Machine Manufacturing Co...........................   13,000      464,247
 Fuji Photo Film Co......................................   12,000      453,684
 Fujitsu, Ltd. ..........................................   30,000      514,293
 Inax Corp...............................................   70,000      494,677
 Matsumoto Kenko Co., Ltd. ..............................      400        1,911
 Matsushita Communication Industrial.....................    8,000      574,734
 Nikon Corp. ............................................   37,000      508,676
 Nippon Comsys Corp......................................   38,000      531,981

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                               APRIL 30, 1999
--------------------------------------------------------------------------------


COMMON STOCK - continued

                                                           Shares     Value+
                                                          -------- ------------

JAPAN - continued
 Nippon Telegraph & Telephone Corp. .....................       59 $    642,971
 Olympus Optical Co., Ltd. ..............................   43,000      529,164
 Secom Co., Ltd. ........................................    6,000      586,470
 Sumitomo Bank, Ltd......................................   39,000      528,326
 Uni-Charm Corp. ........................................   10,000      453,517
 Yamanouchi Pharmaceutical Co., Ltd. ....................   16,000      507,000
                                                                   ------------
                                                                      7,354,984
                                                                   ------------

NETHERLANDS - 10.2%
 Aegon N.V. .............................................    3,946      378,153
 *Equant N.V. ...........................................    8,257      736,937
 Fortis (NL) N.V. .......................................    9,598      341,566
 ING Groep N.V. .........................................   12,283      756,200
 KPN N.V. ...............................................    9,772      407,610
 VNU.....................................................   14,724      595,509
                                                                   ------------
                                                                      3,215,975
                                                                   ------------

NEW ZEALAND - 1.5%
 Telecom Corp. of New Zealand, Ltd. .....................   90,000      468,385
                                                                   ------------

NORWAY - 2.8%
 Christiania Bank Og Kreditkasse.........................  229,102      880,372
                                                                   ------------

SINGAPORE - 2.8%
 City Developments, Ltd. ................................   90,000      599,717
 Singapore Press Holdings, Ltd. .........................   18,000      265,361
                                                                   ------------
                                                                        865,078
                                                                   ------------

SPAIN - 2.4%
 Telefonica S.A..........................................   16,446      770,225
                                                                   ------------

SWITZERLAND - 5.2%
 Novartis AG (Registered)................................      371      543,241
 Zurich Allied AG........................................    1,672    1,077,755
                                                                   ------------
                                                                      1,620,996
                                                                   ------------

UNITED KINGDOM - 20.2%
 Abbey National plc......................................   19,000      429,164
 BP Amoco plc............................................   18,500      350,904

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                               APRIL 30, 1999
--------------------------------------------------------------------------------


COMMON STOCK - continued

                                                           Shares     Value+
                                                          -------- ------------

UNITED KINGDOM - continued
 Barclays plc............................................   23,500 $    746,308
 British Aerospace plc...................................   60,000      448,856
 British Telecommunications plc..........................   35,000      587,857
 Cadbury Schweppes plc...................................   33,000      440,386
 GKN plc.................................................    5,600       95,634
 Lloyds TSB Group plc....................................   35,000      563,363
 Norwich Union plc.......................................   55,000      391,543
 Pearson plc.............................................   27,000      574,246
 Shell Transport & Trading Co. plc.......................   55,000      411,894
 Smiths Industries plc...................................   12,700      196,758
 SmithKline Beecham plc..................................   45,000      595,096
 Vodafone Group plc......................................   27,800      512,098
                                                                   ------------
                                                                      6,344,107
                                                                   ------------
 TOTAL COMMON STOCKS (Cost $20,465,208)...........................   28,904,819
                                                                   ------------

PREFERRED STOCK - 2.7%


GERMANY - 2.7%
 Marschollek, Lautenschlaeger und Partner AG
  (Cost $537,959)........................................    1,513      846,795
                                                                   ------------

RIGHTS - 0.0%


                                                           No. of
                                                           Rights
                                                          --------
SPAIN - 0.0%
 *Telefonica S.A., expiring 5/20/99 (Cost $0)............   16,446       15,283
                                                                   ------------

WARRANTS - 0.0%


                                                           No. of
                                                          Warrants
                                                          --------
FRANCE - 0.0%
 *Vivendi, expiring 05/02/01 (Cost $0)...................    3,380        7,460
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
                                             APRIL 30, 1999
-------------------------------------------------------------------------------


SHORT-TERM INVESTMENT - 2.6%


                                                            Face
                                                           Amount    Value+
                                                          -------- -----------
REPURCHASE AGREEMENT
 Chase Securities, Inc. 4.87%, dated 4/30/99, due
  05/03/99, to be repurchased at $821,333, collateralized
  by $759,255 of various U.S. Treasury Notes, 5.50%-
  7.00%, due 5/15/06-5/15/08, valued at $821,433 (Cost
  $821,000).............................................. $821,000 $   821,000
                                                                   -----------
 TOTAL INVESTMENTS - 97.4% (Cost $21,824,167)(a)..................  30,595,357
                                                                   -----------
 OTHER ASSETS AND LIABILITIES (NET) - 2.6%........................     801,814
                                                                   -----------
 NET ASSETS - 100%................................................ $31,397,171
                                                                   ===========

  +
  See Note A to Financial Statements.
  *
  Non-Income Producing Security.
(a)
  The cost for federal income tax purposes was $21,824,167. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $8,771,190. This consisted of aggregate gross unrealized appreciation for all securities of $9,044,565 and aggregate gross unrealized depreciation for all securities of $273,375.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              APRIL 30, 1999
--------------------------------------------------------------------------------

At April 30, 1999 sector diversification of the Portfolio was as follows:

                                                            % of
Sector Diversification (Unaudited)                       Net Assets    Value
----------------------------------                       ---------- -----------
Aerospace & Defense.....................................     3.9%   $ 1,233,471
Agriculture.............................................     5.4      1,677,595
Automotive..............................................     1.8        563,333
Banks...................................................    11.3      3,554,696
Beverages, Food & Tobacco...............................     1.4        440,386
Broadcasting & Publishing...............................     1.9        595,509
Building Materials......................................     0.0          1,911
Capital Equipment.......................................     3.5      1,111,149
Communications..........................................     1.7        547,264
Computers...............................................     4.0      1,251,230
Construction............................................     2.1        670,473
Electronics.............................................     5.3      1,669,880
Energy..................................................     1.1        350,904
Financial...............................................     2.7        846,796
Financial Services......................................     5.2      1,640,264
Holding Company.........................................     1.1        341,566
Insurance...............................................     5.7      1,797,556
Machine.................................................     1.5        464,247
Manufacturing...........................................     1.7        529,164
Oil & Gas...............................................     1.3        411,894
Paper & Packaging.......................................     1.5        453,517
Pharmaceuticals.........................................     3.5      1,102,096
Print & Publishing......................................     2.7        839,608
Real Estate.............................................     3.8      1,190,969
Repurchase Agreement....................................     2.6        821,000
Services................................................     3.6      1,127,312
Technology..............................................     1.5        453,684
Telecommunications......................................     8.6      2,698,059
Utilities...............................................     7.0      2,209,824
                                                           -----    -----------
Total Investments.......................................    97.4%   $30,595,357
Other Assets and Liabilities............................     2.6        801,814
                                                           -----    -----------
Net Assets..............................................   100.0%   $31,397,171
                                                           =====    ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                               APRIL 30, 1999
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost............................................. $ 21,824,167
                                                                  ============
Investments, at Value - Note A................................... $ 30,595,357
Cash.............................................................          114
Foreign Currency (Cost $621,966).................................      621,714
Receivable for Investments Sold..................................      188,600
Receivable for Portfolio Shares Sold.............................       11,410
Dividends Receivable.............................................      107,910
Foreign Withholding Tax Reclaim Receivable.......................       10,287
Deferred Organization Costs - Note A.............................          737
Interest Receivable..............................................          111
Receivable due from Investment Adviser - Note B..................        3,117
Other Assets.....................................................          259
                                                                  ------------
 Total Assets....................................................   31,539,616
                                                                  ------------
Liabilities
Payable for Investments Purchased................................       96,850
Payable for Portfolio Shares Redeemed............................        1,273
Payable for Administrative Fees - Note C.........................       12,296
Payable for Custodian Fees - Note D..............................        3,614
Payable for Distribution and Service Fees - Note E...............        2,782
Payable for Trustees' Fees - Note G..............................          632
Other Liabilities................................................       24,998
                                                                  ------------
 Total Liabilities...............................................      142,445
                                                                  ------------
Net Assets....................................................... $ 31,397,171
                                                                  ============
Net Assets Consists Of:
Paid in Capital.................................................. $ 22,765,513
Undistributed Net Investment Loss................................      (33,224)
Accumulated Net Realized Loss....................................     (105,972)
Unrealized Appreciation..........................................    8,770,854
                                                                  ------------
Net Assets....................................................... $ 31,397,171
                                                                  ============
Institutional Class Shares
Net Assets....................................................... $ 21,005,815
                                                                  ============
Net Asset Value, Offering and Redemption Price Per Share
 1,635,311 shares outstanding (Unlimited authorization, no par
 value)..........................................................       $12.85
                                                                        ======
Institutional Service Class Shares
Net Assets....................................................... $ 10,391,356
                                                                  ============
Net Asset Value, Offering and Redemption Price Per Share 811,476
 shares outstanding (Unlimited authorization, no par value)......       $12.81
                                                                        ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              FOR THE YEAR ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends.......................................................... $  585,300
Interest...........................................................     69,493
Less Foreign Taxes Withheld........................................    (70,712)
                                                                    ----------
 Total Income......................................................    584,081
                                                                    ----------
Expenses
Investment Advisory Fees - Note B..................................    261,073
Administrative Fees - Note C.......................................    141,720
Custodian Fees - Note D............................................     50,705
Distribution and Service Fees - Note E.............................     35,431
Filing and Registration Fees.......................................     24,495
Printing Fees......................................................     21,231
Shareholder Servicing Fees.........................................     17,604
Audit Fees.........................................................     17,350
Account Services Fees - Note F.....................................     13,353
Legal Fees.........................................................      9,302
Trustees' Fees - Note G............................................      2,905
Amortization of Organization Expense - Note A......................      1,946
Other Expenses.....................................................      8,299
Account Services Fees Waived - Note F..............................     (8,388)
Investment Advisory Fees Waived - Note B...........................    (40,503)
                                                                    ----------
 Net Expenses Before Expense Offset................................    556,523
Expense Offset - Note A............................................       (155)
                                                                    ----------
 Net Expenses After Expense Offset.................................    556,368
                                                                    ----------
Net Investment Income..............................................     27,713
                                                                    ----------
Net Realized Gain (Loss) on:
 Investments.......................................................    311,739
 Foreign Currency Transactions.....................................   (134,858)
                                                                    ----------
Total Net Realized Gain on Investments and Foreign Currency
 Transactions......................................................    176,881
                                                                    ----------
Net Change in Unrealized Appreciation/Depreciation on:
 Investments.......................................................  1,917,421
 Foreign Currency Translations.....................................     (2,260)
                                                                    ----------
Total Net Change in Unrealized Appreciation/Depreciation...........  1,915,161
                                                                    ----------
Net Gain on Investments and Foreign Currency.......................  2,092,042
                                                                    ----------
Net Increase in Net Assets Resulting from Operations............... $2,119,755
                                                                    ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       Years Ended April 30,
                                                         1999          1998
                                                     ------------  ------------
Increase (Decrease) In Net Assets
Operations:
 Net Investment Income.............................  $     27,713  $    208,833
 Net Realized Gain.................................       176,881     1,765,346
 Net Change in Unrealized
  Appreciation/Depreciation........................     1,915,161     4,790,545
                                                     ------------  ------------
 Net Increase in Net Assets Resulting from
  Operations.......................................     2,119,755     6,764,724
                                                     ------------  ------------
Distributions:
Net Investment Income:
 Institutional Class...............................      (112,247)     (108,747)
 Institutional Service Class.......................       (64,417)      (22,024)
Net Realized Gain:
 Institutional Class...............................      (379,404)   (1,117,397)
 Institutional Service Class.......................      (328,833)     (226,269)
                                                     ------------  ------------
 Total Distributions...............................      (884,901)   (1,474,437)
                                                     ------------  ------------
Capital Share Transactions (Note J):
Institutional Class:
 Issued............................................     9,476,029    11,589,426
 In Lieu of Cash Distributions.....................       245,807       846,389
 Redeemed..........................................   (21,920,546)  (13,518,209)
                                                     ------------  ------------
 Net Decrease from Institutional Class Shares......   (12,198,710)   (1,082,394)
                                                     ------------  ------------
Institutional Service Class:
 Issued............................................    12,724,045     4,127,880
 In Lieu of Cash Distributions.....................       393,250       248,290
 Redeemed..........................................   (10,303,117)   (1,774,985)
                                                     ------------  ------------
 Net Increase from Institutional Service Class
  Shares...........................................     2,814,178     2,601,185
                                                     ------------  ------------
 Net Increase (Decrease) from Capital Share
  Transactions.....................................    (9,384,532)    1,518,791
                                                     ------------  ------------
 Total Increase (Decrease).........................    (8,149,678)    6,809,078
Net Assets:
 Beginning of Year.................................    39,546,849    32,737,771
                                                     ------------  ------------
 End of Year (including undistributed net
  investment income (loss) of $(33,224) and
  $176,583, respectively)..........................  $ 31,397,171  $ 39,546,849
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                         Institutional Class
                         --------------------------------------------------------
                                                            September 16, 1994***
                             Years Ended April 30,                   to
                         1999+++   1998     1997     1996      April 30, 1995
                         -------  -------  -------  ------  ---------------------
Net Asset Value,
 Beginning of Period.... $ 12.29  $ 10.65  $ 10.27  $ 9.50         $10.00
                         -------  -------  -------  ------         ------
Income from Investment
 Operations
 Net Investment Income..    0.03     0.07     0.06    0.07           0.04
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    0.82     2.02     0.42    0.75          (0.54)++
                         -------  -------  -------  ------         ------
 Total from Investment
  Operations............    0.85     2.09     0.48    0.82          (0.50)
                         -------  -------  -------  ------         ------
Distributions:
 Net Investment Income..   (0.07)   (0.04)   (0.01)    -- @           --
 In Excess of Net
  Investment Income.....     --       --       --    (0.03)           --
 Net Realized Gain......   (0.22)   (0.41)   (0.09)  (0.02)           --
                         -------  -------  -------  ------         ------
 Total Distributions....   (0.29)   (0.45)   (0.10)  (0.05)           --
                         -------  -------  -------  ------         ------
Net Asset Value, End of
 Period................. $ 12.85  $ 12.29  $ 10.65  $10.27         $ 9.50
                         =======  =======  =======  ======         ======
Total Return+...........    7.17%   20.39%    4.67%   8.67%         (5.00)%**
                         =======  =======  =======  ======         ======
Ratios and Supplemental
 Data
 Net Assets, End of
  Period (Thousands).... $21,006  $32,296  $28,818  $8,592         $5,535
 Ratio of Expenses to
  Average Net Assets....    1.50%    1.50%    1.50%   1.45%          1.00%*
 Ratio of Net Investment
  Income to Average Net
  Assets................    0.21%    0.60%    0.68%   0.88%          1.49%*
 Portfolio Turnover
  Rate..................      48%      80%      47%     59%            81%
 Ratio of Voluntarily
  Waived Fees and
  Expenses Assumed by
  the Adviser to Average
  Net Assets............    0.15%    0.07%    0.53%   1.62%          5.50%*
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............    1.50%    1.50%    1.50%   1.43%          1.00%*

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
+++ Per share amounts are based on average outstanding shares.
 @  Amount is less than $0.01 per share.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                          Institutional Service Class
                                   ---------------------------------------------
                                                            December 31, 1996***
                                   Years Ended April 30,             to
                                     1999++        1998       April 30,  1997
                                   -----------  ----------  --------------------
Net Asset Value, Beginning of
 Period..........................  $    12.26   $    10.65        $ 10.53
                                   ----------   ----------        -------
Income from Investment Operations
 Net Investment Income (Loss)....       (0.01)        0.04           0.01
 Net Realized and Unrealized Gain
  on Investments.................        0.82         2.02           0.11
                                   ----------   ----------        -------
 Total from Investment
  Operations.....................        0.81         2.06           0.12
                                   ----------   ----------        -------
Distributions:
 Net Investment Income...........       (0.04)       (0.04)           --
 Net Realized Gain...............       (0.22)       (0.41)           --
                                   ----------   ----------        -------
 Total Distributions.............       (0.26)       (0.45)           --
                                   ----------   ----------        -------
Net Asset Value, End of Period...  $    12.81   $    12.26        $ 10.65
                                   ==========   ==========        =======
Total Return+....................        6.90%       20.11%          1.14%**
                                   ==========   ==========        =======
Ratios and Supplemental Data
 Net Assets, End of Period
  (Thousands)....................  $   10,391   $    7,251        $ 3,920
 Ratio of Expenses to Average Net
  Assets.........................        1.75%        1.75%          1.76%*
 Ratio of Net Investment Income
  (Loss) to Average Net Assets...       (0.12)%       0.29%          0.59%*
 Portfolio Turnover Rate.........          48%          80%            47%
 Ratio of Voluntarily Waived Fees
  and Expenses Assumed by the
  Adviser to Average Net Assets..       0.13 %        0.06%          0.47%*
 Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets........................        1.75%        1.75%          1.75%*

  * Annualized
 ** Not Annualized
*** Inception of Institutional Service Class Shares.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++ Per share amounts are based on average outstanding shares.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The MJI Interna-tional Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 1999, the UAM Funds were comprised of 44 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio cur-rently offers two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide maximum total return, including both capital appreciation and current income, by investing primarily in the common stocks of companies based outside of the United States.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. Security Valuation: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primar-ily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the aver-age between the last reported bid and last reported offer prices quoted on such day. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by a ma-jor bank or by a broker. Short-term investments that have remaining matu-rities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and secu-rities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trust-ees.

    2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues and applies such taxes to net in-vestment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

    3. Repurchase Agreements: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, the Portfolio has the right to liquidate the collat-eral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, real-ization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that por-tion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the state-ment of operations. Net realized and unrealized gains and losses on for-eign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Port-folio's books and the U.S. dollar equivalent amounts actually received or paid.

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------


    5. Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in cur-rency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference be-tween the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

    6. Distributions to Shareholders: The Portfolio will distribute substan-tially all of its net investment income annually. Any realized net capital gains will be distributed at least annually. All distributions are re-corded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for for-eign currency transactions, deferred organization costs and the timing of the recognition of gains or losses on investments.

    Permanent book and tax basis differences resulted in reclassifications for the year ended April 30, 1999, as follows: a decrease in paid in capi-tal of $73,897, a decrease in accumulated net realized loss of $134,753, and an increase in undistributed net investment loss of $60,856.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    7. Organization Costs: Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period. Any costs incurred in the or-ganization of new funds are expensed as incurred.

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

    8. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest in-come is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. In-come, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, Murray Johnstone International Ltd., (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the ef-fect of expense offset arrangements, from exceeding 1.50% and 1.75% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively.

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing, shareholder servicing and transfer agent serv-ices to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including adminis-trative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, the Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.06% per annum of the average daily net assets of the Portfolio which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Admin-istrator in turn pays to CGFSC on a monthly basis, is calculated on the combined aggregate net assets of the funds administered by UAM at the

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

    following rates: 0.19% of the first $200 million; plus 0.11% of the next $800 million; plus 0.07% of the next $2 billion; plus 0.05% of the com-bined aggregate net assets in excess of $3 billion. The Sub-Administra-tion Fee is allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000 over the same period.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by the Portfolio to the Administrator and in turn paid to CGFSC is calculated at the annual rate of no more than $52,500 for the first operational share class; $7,500 for each additional operational share class; plus 0.039% of their pro rata share of the combined average net assets of the UAM Funds.

  For the year ended April 30, 1999, UAM Funds Services, Inc. earned $141,720 from the Portfolio as Administrator of which $95,969 was paid to CGFSC for its services.

  Effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc., and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The Portfolio pays dividend disbursing, transfer agent and shareholder servic-ing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Service Center, Inc., as appropriate. For the year ended April 30, 1999, the Portfolio incurred $6,287 in shareholder servicing fees with the UAM Shareholder Service Center, Inc. This fee is based on the number of clas-ses and shareholder accounts.

  Effective April 15, 1999, in exchange for administrative services, the UAM Funds pays the Administrator an annual base fee, which is retained by the Ad-ministrator, calculated at the annual rate equal to $14,500 for the first op-erational share class and $3,000 for each additional class.

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

Distributor does not receive any fee or other compensation with respect to the Portfolio.

  The Portfolio has adopted Distribution and Service Plans (the "Plans") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of the net assets of that class of shares, however, the Board has currently limited ag-gregate payments under the Plans to 0.50% per annum of the Portfolio's net as-sets. The Portfolio's Service Class Shares are not currently making payments for distribution fees, however the Portfolio does pay service fees at an an-nual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

  F. Account Services: Through January 1, 1999, the UAM Funds had contracted with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM to perform certain services for participants in a self-di-rected, defined contribution plan, and for whom the Service Provider provided participant recordkeeping. Pursuant to the terms of the agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provided services. The Service Provider had voluntarily agreed to waive a portion of its fees in order to keep the Portfolio's total annual operating expenses, after the effect of ex-pense offset arrangements, from exceeding 1.50% and 1.75% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively. The Services Agreement has been terminated effective January 1, 1999.

  G. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the ac-tive portfolios of UAM Funds, plus a quarterly retainer of $150 for each ac-tive portfolio of the UAM Funds.

  H. Purchases and Sales: For the year ended April 30, 1999, the Portfolio made purchases of $16,030,799 and sales of $26,295,244 of investment securi-ties other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  I. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

be made solely to temporarily finance the repurchase of capital shares. Inter-est is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a com-mitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 1999, the Port-folio had no borrowings under the agreement.

  J. Capital Share Transactions: Transactions in capital shares for the Port-folio, by class, were as follows:

                                  Institutional       Institutional Service
                                  Class Shares             Class Shares
                              ----------------------  -----------------------
                                         Years Ended April 30,
                                 1999        1998        1999         1998
                              ----------  ----------  -----------  ----------
   Shares Issued.............    796,824     997,759    1,048,325     351,711
   In Lieu of Cash
    Distributions............     21,154      81,227       33,930      23,874
   Shares Redeemed........... (1,811,036) (1,155,750)    (862,454)   (152,109)
                              ----------  ----------  -----------  ----------
   Net Increase (Decrease)
    from Capital Share
    Transactions.............   (993,058)    (76,764)     219,801     223,476
                              ==========  ==========  ===========  ==========

  K. Other: At April 30, 1999 the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each class of shares was as follows:

                                                        No. of     % Ownership
                                                     Shareholders of Share Class
                                                     ------------ --------------
   Institutional Class Shares.......................       3           87%
   Service Class Shares.............................       2           74%

  At April 30, 1999, the net assets of the Portfolio were substantially com-prised of foreign denominated securities and currency. Changes in currency ex-change rates will affect the value of and investment income from such securi-ties and currency.

  Foreign security and currency transactions may involve certain considera-tions and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

  For the year ended April 30, 1999, the Portfolio expects to defer for Fed-eral income tax purposes, post-October capital and currency losses of approxi-mately $221,405 and $33,224, respectively.

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
MJI International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MJI International Equity Portfolio (the "Portfolio"), a Portfolio of the UAM Funds Trust, at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by corre-spondence with the custodian, provide a reasonable basis for the opinion ex-pressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 18 , 1999

UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

Federal Income Tax Information: (Unaudited)
Foreign taxes during the fiscal year ended April 30, 1999 amounting to $70,712 are expected to be passed through to the shareholders as 100% allowable for-eign tax credits on Form 1099-DIV for the year ending December 31, 1999, which shareholders of this portfolio will receive in late January, 2000.

The MJI International Equity Portfolio hereby designates $650,661 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return.

For the fiscal year ended April 30, 1999, gross income derived from sources within foreign countries amounted to $589,331 for the Portfolio.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Officers and Trustees

Norton H. Reamer                        William H. Park
Trustee, President and Chairman         Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Trustee                                 Secretary


Nancy J. Dunn                           Gary L. French
Trustee                                 Treasurer


Philip D. English                       Robert R. Flaherty
Trustee                                 Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Trustee                                 Assistant Treasurer


James P. Pappas                         Michelle Azrialy
Trustee                                 Assistant Secretary

Peter M. Whitman, Jr.
Trustee
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Murray Johnstone International Ltd.
Glasgow, Scotland

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110
                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.